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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to Rule 14a-12
APEX MORTGAGE CAPITAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF
ANNUAL MEETING
OF SHAREHOLDERS
AND
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
JUNE 20, 2002

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 20, 2002

To the Holders of Shares of Common Stock of Apex Mortgage Capital, Inc.:

        The 2002 Annual Meeting of Shareholders of Apex Mortgage Capital, Inc. will be held on June 20, 2002 at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time, for the following purposes:

  •
  To elect three directors to hold office for a term of three years, or until their successors are elected and qualified.

  •
  To ratify the appointment of Deloitte & Touche LLP, independent public accountants, as auditors for the current year; and

  •
  To take action on other business that may properly come before the meeting.

        To assure your representation at the meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

                      Michael E. Cahill
                       Secretary

Los Angeles, California
April 30, 2002

YOUR VOTE IS IMPORTANT.

PLEASE PROMPTLY DATE, SIGN AND RETURN
YOUR PROXY IN THE ENCLOSED ENVELOPE.

April 30, 2002

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2002

GENERAL INFORMATION

        This proxy statement and accompanying proxy card are being mailed to shareholders beginning on or about May 13, 2002 in connection with the solicitation of proxy cards by the Board of Directors of Apex Mortgage Capital, Inc. (hereinafter referred to as the "Company") for use at the 2002 Annual Meeting of Shareholders. The principal office of the Company is located at 865 South Figueroa Street, Los Angeles, California 90017.

        Holders of record of Company common stock at the close of business on April 30, 2002 are entitled to notice of and to vote at the meeting. At the close of business on April 25, 2002 there were 24,797,000 shares of common stock outstanding, each of which entitles its holder to one vote. Cumulative voting is not allowed.

        The Board of Directors solicits and recommends your execution of the enclosed proxy card. You may revoke your proxy card at any time prior to it being used at the meeting by submission of a later proxy, giving notice in writing to the Secretary of the Company or voting in person.

        Shares for which a properly signed proxy card is received will be represented at the Annual Meeting and will be voted as instructed on the proxy card. Shareholders are urged to specify their choices by marking an "X" in the appropriate box on the proxy card. If no choices are specified, the shares represented will be voted as recommended by your Board of Directors.

        The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of the Company's common stock issued and outstanding as of April 30, 2002, will constitute a quorum. A quorum is necessary for the transaction of business at the Annual Meeting. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as not voting for purposes of any matter submitted to the shareholders for a vote. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be treated as abstentions with respect to that matter. Shares represented by improperly marked proxy cards will be treated as abstentions.

        Once a quorum is present, a majority of the votes cast at the Annual Meeting is sufficient to take or authorize action upon any matter which may properly come before the meeting and a plurality of all the votes cast at the meeting is sufficient to elect a director.

        Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting.

        The enclosed proxy is solicited by the Board of Directors of the Company. The cost of the solicitation will be borne by the Company. Proxy solicitations will be made by mail, and may also be made by personal interview, telephone, facsimile transmission and telegram on behalf of the Company by directors and officers of the Company. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Company may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners of stock. The Company will not engage an outside firm to solicit proxies.

PROPOSAL 1: ELECTION OF DIRECTORS

        The Board of Directors is divided into three classes. The present term for the Class I directors expires at the Annual Meeting, and the present terms for the Class II and Class III directors expire at the annual meetings of shareholders to be held in 2003 and 2004, respectively. Each director holds such office until his or her successor is duly elected or qualified.

        Three Class I directors are to be elected at the Annual Meeting to hold office until the Annual Meeting of Stockholders in 2005 and until their respective successors are duly elected and qualified. The Board of Directors has nominated John C. Argue, Carl C. Gregory, III and Jeffrey E. Gundlach to continue to serve as Class I directors (the "Nominees"). Each of the Nominees is currently serving as a director of the Company. The Board of Directors anticipates that each Nominee will serve, if elected, as a director. However, if any person nominated by the Board of Directors is unable to serve, the proxy confers upon the holders thereof discretionary authority to vote for the election of such other person or persons as the Board of Directors may recommend.

        YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES. PROXIES RECEIVED WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

PROPOSAL 2: APPOINTMENT OF AUDITORS

        Deloitte & Touche LLP, independent public accountants, have been appointed as auditors by the Board of Directors of the Company to examine the books and accounts of the Company for the year ending December 31, 2002. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting. This representative will have the opportunity to make a statement and is expected to be available to respond to appropriate questions raised at the meeting. At the Annual Meeting, shareholders will be asked to vote for or against ratification of the Board of Directors appointment of Deloitte & Touche LLP.

        YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM. PROXIES RECEIVED WILL BE VOTED FOR THIS ITEM UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

OTHER BUSINESS

        Management does not intend to present and does not know that others will present any other items of business at the Annual Meeting. However, if any other matters properly come before the meeting, the appointed Proxies will vote in their discretion.

DIRECTORS AND EXECUTIVE OFFICERS

Class I Directors

        John C. Argue, 70, has been an unaffiliated director of the Company and a member of its Audit Committee since December 1997. Mr. Argue is Chairman of the Rose Hills Foundation (since 1996) and the Amateur Athletic Foundation (since 1995). From 1990 to 1999 Mr. Argue was Of Counsel to the law firm of Argue Pearson Harbison & Myers. Mr. Argue is also a Director of Avery Dennison Corporation, Nationwide Health Properties Inc., the TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc.

        Carl C. Gregory, III, 57, has been an unaffiliated director of the Company and a member of its Audit Committee since December 1997. Since May 2000, Mr. Gregory has been President and Chief Executive Officer of MCM Capital Group, Inc. From January 1998 until May 2000, he was Chairman and Chief Executive Officer of West Capital Financial Services Corp. From January 1996 through 1997, he was Managing Partner of American Western Partners. Mr. Gregory received a B.A. degree in Accounting from Southern Methodist University and an M.B.A. degree in Finance from the University of Southern California.

        Jeffrey E. Gundlach, 42, is Chief Investment Officer, Vice Chairman and has been an affiliated director of the Company since October 1997. Mr. Gundlach is a Group Managing Director of TCW Investment Management Company (the "Manager"), and of certain affiliates of the Manager. Mr. Gundlach has been with The TCW Group, Inc. and its subsidiaries and affiliates ("TCW") since 1985. Previously, Mr. Gundlach was employed by Transamerica Corporation's Property/Casualty Insurance division, where he was a Senior Loss Reserve Analyst responsible for investment discount and funding strategies. Mr. Gundlach is also a member of TCW's mortgage backed securities group. Mr. Gundlach is a graduate of Dartmouth College, holding B.A. degrees in Mathematics and Philosophy (summa cum laude). He also attended Yale University as a Ph.D. candidate in Mathematics.

Class II Directors

        Peter G. Allen, 43, has been an unaffiliated director of the Company and a member of its Audit Committee since December 1997. He is also Chairman of its Compensation Committee. Mr. Allen is President of Haven Capital. Previously, Mr. Allen was an investment banker for Credit Suisse First Boston as a Managing Director and co-head of their West Coast office from October 1998 through December 1999. Previously, he worked at Morgan Stanley & Co. Incorporated for 15 years through January 1997, where he was the Managing Director responsible for the firm's investment banking operations in the southwestern United States. During his tenure at Morgan Stanley, Mr. Allen advised a number of companies in a wide variety of strategic and financial transactions. Mr. Allen was also the Managing Partner at Chartwell Partners from January 1997 through July 1997. Mr. Allen received his B.A. degree in Economics (summa cum laude) from Yale University in 1980 and his M.B.A. degree from Stanford University in 1984.

        Philip A. Barach, 49, is President, Chief Executive Officer and has been an affiliated director of the Company since October 1997. Mr. Barach is also a Group Managing Director and Chief Investment Officer of Investment Grade Fixed Income of the Manager and certain of its affiliates. Mr. Barach is a member of TCW's mortgage backed securities group. Mr. Barach joined TCW in 1987 after being employed by Sun Life Insurance Company, where he was Senior Vice President and Chief of Investments. Previously, Mr. Barach served as head of Fixed Income Investments for the State of California Retirement System. Mr. Barach attended the Hebrew University of Jerusalem, where he received a B.A. degree in International Relations and an M.B.A. degree in Finance.

Class III Directors

        The Hon. John A. Gavin, 71, has been an unaffiliated director of the Company and a member of its Audit Committee since December 1997. Mr. Gavin is founder and, since 1968, chairman of Gamma Holdings, an international capital and consulting firm. He is a member of the Latin America Strategy Board of Hicks, Muse, Tate & Furst. Mr. Gavin is a director of International Wire Group and Claxson S.A. (Ibero-American Media Partners). Mr. Gavin is also a director of the TCW Convertible Securities Fund, Inc. and TCW Galileo Funds Inc. From 1981 to 1986, Mr. Gavin was the United States Ambassador to Mexico. Mr. Gavin graduated from Stanford University with a degree in Economic History of Latin America.

        Marc I. Stern, 58, is Chairman and has been an affiliated director of the Company since September 1997. Mr. Stern is Chairman of the Board of Directors of the Manager, Vice Chairman of the Board of Directors of TCW Asset Management Company and Trust Company of the West. Mr. Stern is also President and a director of The TCW Group, Inc. and Chairman of the TCW Galileo Funds Inc. Mr. Stern joined TCW in 1990. Previously, Mr. Stern was President of SunAmerica, Inc.,

Managing Director and Chief Administrative Officer of the Henley Group, Inc. and Senior Vice President of Allied-Signal, Inc. and related entities. Mr. Stern is also Director of Qualcomm, Inc. and the Los Angeles Music Center Opera, and a member of the Board of Trustees of The Salk Institute and Dickinson College. Mr. Stern received a B.A. degree from Dickinson College, an M.A. degree from the Columbia University School of Public Law and Government, and a J.D. degree from the Columbia University School of Law.

Biographical information regarding each executive officer who is not a director is set forth below:

        Joel A. Damiani, 39, has been a Senior Vice President of the Company since December 2001. Mr. Damiani is a Managing Director of the Manager and certain of its affiliates. Prior to joining TCW in 1999 Mr. Damiani was a Senior Vice President and head of mortgage investments at Back Bay Advisors L.P. Prior to that, he was an Assistant Vice President and Portfolio Manager for The Putnam Companies. Mr. Damiani holds both a B.S. in Molecular Biology and an M.S. in Finance from the University of Wisconsin. He is also a Chartered Financial Analyst.

        David S. DeVito, 39, has been Controller of the Company since March 1999 and Chief Financial Officer of the Company since August 2001. Mr. DeVito is also a Managing Director and the Chief Financial Officer of the Manager and certain of its affiliates. Prior to joining TCW in 1993, Mr. DeVito was a Senior Manager with Deloitte & Touche LLP, specializing in serving the investment management and securities broker/dealer industries. He received his B.A. in Business Economics from the University of California at Los Angeles and is a Certified Public Accountant in the state of California. He is also a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

        Joseph J. Galligan, 43, has been a Senior Vice President of the Company since September 1997. Mr. Galligan is a Managing Director of the Manager and certain of its affiliates. Prior to joining TCW in 1991, Mr. Galligan was a Vice President at Smith Barney in the Mortgage-Backed Specialist Group. Prior to that, he spent five years at First Boston as Vice President in the same area. In addition, Mr. Galligan spent over three years at Scudder Stevens & Clark as a Portfolio Manager/Trader. He holds a B.S. degree in Economics with a concentration in Finance from the Wharton School of Business at the University of Pennsylvania. Mr. Galligan is a Chartered Financial Analyst.

        Michael E. Cahill, 51, has been Secretary of the Company since September 1997. Mr. Cahill is a Managing Director and General Counsel of the Manager and certain of its affiliates. Prior to joining TCW in 1991, Mr. Cahill was Senior Vice President and General Counsel of Act III Communications. Previously, he was in private law practice with O'Melveny & Myers and, prior to that, with Shenas, Robbins, Shenas & Shaw in San Diego. He is a member of the State Bar of California and of the Province of Ontario and is admitted to various courts, including the U.S. Supreme Court. Mr. Cahill holds B.A. degrees in Mathematics and Philosophy from Bishops University, Quebec, an LL.M. degree from Harvard University and an LL.B. degree from Osgoode Hall Law School, York University, Toronto.

        Philip K. Holl, 52 has been Assistant Secretary of the Company since December 1997. Mr. Holl joined TCW in 1994 and is Senior Vice President and Associate General Counsel of the Manager and certain of its affiliates. Prior to joining TCW, Mr. Holl was General Counsel and Secretary to The Reserve Group of Mutual Funds (New York). Mr. Holl received a B.A. in Economics from Rutgers College, a J.D. from the Rutgers University School of Law (Camden) and a LL.M. from the New York University School of Law.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

        The Company is managed by a Board of Directors composed of seven members, a majority of whom are independent of the Company's management. The Board of Directors met six times in 2001. The Board of Directors has an Audit Committee and a Compensation Committee. During the fiscal year ended December 31, 2001, all directors attended at least 75% of the aggregate of (i) the meetings of the Board of Directors, and (ii) the committees on which they served, that were held during the period for which they were a director or committee member, respectively.

Audit Committee

        The Board of Directors' Audit Committee consists of Messrs. Allen, Argue, Gavin and Gregory, each of whom is an "independent director", as defined in the American Stock Exchange listing standards. Mr. Gavin serves as the Audit Committee's Chairman. The Audit Committee makes recommendations concerning the appointment of the Company's independent auditor. The Audit Committee also reviews the Company's financial statements and meets with management, financial personnel and the Company's auditor to consider the adequacy of the internal controls of the Company. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

        While financially literate under the applicable American Stock Exchange rules, the members of the Audit Committee are not professionally engaged in the practices of accounting or auditing and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Deloitte & Touche LLP. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee's reviews, considerations and discussions do not assure that Deloitte & Touche LLP's audit of our financial statement has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our public accountants are in fact "independent."

        The Audit Committee met one in 2001. The Board of Directors has adopted an Audit Committee charter, which is attached to this proxy statement as Exhibit A.

Independent Auditor—Services and Fees

        Aggregate fees billed to the Company for the fiscal year ending December 31, 2001 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohatsu, and affiliates:

Audit Fees	$76,350
All Other Fees (tax services and services in connection with 2001 public offerings)	$133,000

Total Fees	$209,350

        The Audit Committee of the Board of Directors has considered the nature of the non-audit services rendered by the independent auditor and does not consider them incompatible with the auditor's independence.

Compensation Committee

        The Board of Directors' Compensation Committee is comprised entirely of directors independent of the Company's management and consists of Messrs. Allen, Argue, Gavin and Gregory. Mr. Allen serves as the Compensation Committee's Chairman. The Compensation Committee's primary duty is to administer the Company's Stock Option Plan. No interlocking relationship exists between the Company's Board of Directors or officers responsible for compensation decisions and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. The Compensation Committee met once in 2001.

Nominating Committee

        The Board of Directors does not have a standing nominating committee.

Compensation of Directors

        The Company pays an annual director's fee to each unaffiliated director of $10,000, a fee of $1,250 for each meeting of the Board of Directors attended by each unaffiliated director and reimbursement of costs and expenses of all directors for attending such meetings. The Company does not separately compensate affiliated directors.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and holders of more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such officers, directors and 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such forms that it received, or written representations from reporting persons that no Form 5's were required for such persons, to the Company's knowledge, during our last fiscal year, all Section 16(a) filing requirements were satisfied on a timely basis.

EXECUTIVE COMPENSATION

        The following table discloses compensation received by the Company's Chief Executive Officer and the four remaining most highly paid executive officers for each of the three fiscal years ended December 31, 1999, 2000 and 2001.

Summary Compensation Table1

					Long Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation[2]	Restricted Stock Awards($)	Number of Securities Underlying Options(#)	LTIP Payouts	All Other Compensation
Philip A. Barach	1999	—	—	$40,560	—	—	—	—
President & Chief Executive	2000	—	—	$42,120	—	55,000	—	—
Officer	2001	—	—	$50,700	—	—	—	—
Jeffrey E. Gundlach	1999	—	—	40,560	—	—	—	—
Chief Investment Officer	2000	—	—	42,120	—	55,000	—	—
	2001	—	—	50,700	—	—	—	—
David S. DeVito	1999	—	—	—	—	—	—	—
Controller and Chief	2000	—	—	—	—	—	—	—
Financial Officer	2001	—	—	8,000	—	28,000	—	—
Joseph J. Galligan	1999	—	—	24,960	—	—	—	—
Senior Vice President	2000	—	—	25,920	—	34,000	—	—
	2001	—	—	31,200	—	—	—	—
Michael E. Cahill	1999	—	—	10,920	—	—	—	—
Secretary	2000	—	—	11,340	—	18,000	—	—
	2001	—	—	13,650	—	—	—	—

1
The officers of the Company are separately compensated by the Manager for certain of their duties performed on behalf of the Company.

2
The options granted during 1998 and a portion of those granted during 2001 to Mr. DeVito included dividend equivalent rights ("DERs") which enable the option recipient to receive an amount equal to any dividends declared and paid by the Company on each underlying share. DERs of $1.56, $1.62 and $1.95 per share were received during 1999, 2000 and 2001, respectively, and are included in this table as "Other Annual Compensation".

Stock Options Granted

        The following table represents the total number of stock options granted to executive officers of the Company during the year ended December 31, 2001.

Stock Options Granted During Year Ended December 31, 2001

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees
Name			Exercise Price(2) $/Share	Expiration Date
					5%($)	10%($)
Joel A. Damiani	28,000	50%	$11.18	12/13/11	$196,869	$498,905
David S. DeVito	28,000	50%	$11.18	12/13/11	$196,869	$498,905

(1)
The options were granted on December 13, 2001 and are exercisable in two annual installments starting 12 months after the date of grant.

(2)
The exercise price and tax withholding obligations incurred upon exercise of the options may be paid by the option holder by delivering already owned shares of Company Common Stock, including those which are issuable upon exercise of the options.

(3)
The dollar amounts under these columns are the resulting calculations at 5% and 10% compounded annual rates set by the SEC, and therefore are not intended to forecast future appreciation, if any, in the price of common stock.

Options Exercised and Year End Holdings

        The following table represents the total number of stock options exercised by executive officers of the Company during the year ended December 31, 2001, and the value of unexercised options held by executive officers of the Company as of December 31, 2001.

Aggregated Option Exercises in 2001 and
December 31, 2001 Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2000(#)	Value of Unexercised In-the-Money Options at December 31, 2001($)
Name	Shares Acquired on Exercise(#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Philip A. Barach	None Exercised	0	93,500/27,500	$140,045/$117,425
Jeffrey E. Gundlach	None Exercised	0	93,500/27,500	$140,045/$117,425
Joseph J. Galligan	None Exercised	0	58,000/17,000	$86,510/$72,590
Michael E. Cahill	None Exercised	0	31,000/ 9,000	$44,520/$38,430
David S. DeVito	None Exercised	0	0/28,000	0/$1,960

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The Company has been informed that as of the dates indicated the following persons were beneficial owners of more than 5% of the Company's Common Stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned/as of	Percent of Voting Securities Outstanding[1]
Kensington Investment Group, Inc. 4 Orinda Way Orinda, CA 94563[2]	1,400,300/Dec. 31, 2001	5.65%
Wellington Management Company LLP 75 State Street Boston, MA 02109[3]	3,031,300/Feb. 28, 2002	12.23%

1
Based on 24,797,000 shares of common stock issued and outstanding as of April 25, 2002.

2
This information was obtained from a Schedule 13G filing made by Kensington Investment Group, Inc. dated March 11, 2002, regarding its ownership of the Company's Common Stock as of December 31, 2001.

3
This information was obtained from a Schedule 13G filing made by Wellington Management Company LLP, dated March 8, 2002, regarding its ownership of the Company's Common Stock as of February 28, 2002.

        The following table shows shares of Common Stock beneficially owned as of April 25, 2002 by all Directors, Executive Officers and all Directors and Officers as a group.

Name of Beneficial Owner*	Number of Shares Beneficially Owned		Percent of Voting Securities Outstanding[1]
Peter G. Allen	53,500	[2]	0.22%
John C. Argue	45,350	[3]	0.18%
Philip A. Barach	164,300	[4]	0.66%
Michael E. Cahill	31,000	[5]	0.13%
Joel A. Damiani	0		0%
David S. DeVito	0		0%
Joseph J. Galligan	63,000	[6]	0.25%
John A. Gavin	43,500	[3]	0.18%
Carl C. Gregory, III	51,000	[3]	0.21%
Jeffrey E. Gundlach	123,500	[4]	0.50%
Marc I. Stern	75,166	[7]	0.30%
All Directors and Officers as a Group	650,316	[8]	2.63%

*
Unless otherwise indicated, the address for the individuals in this table is c/o Apex Mortgage Capital, Inc. at 865 South Figueroa Street, Los Angeles, California 90017.

1
Based on 24,797,000 shares of Common Stock issued and outstanding as of April 25, 2002 plus any shares issuable upon the Beneficial Owner's (or Owners') exercise of vested options.

2
Includes 37,000 shares of Common Stock issuable upon the exercise of vested options.

3
Includes 43, 500 shares of Common Stock issuable upon the exercise of vested options.

4
Includes 93,500 shares of Includes Common Stock issuable upon the exercise of vested options.

5
Includes 31,000 shares of Common Stock issuable upon the exercise of vested options.

6
Includes 58,000 shares of Common Stock issuable upon the exercise of vested options.

7
Includes 51,000 shares of Common Stock issuable upon the exercise of vested options.

Includes 494,500 shares of Common Stock issuable upon the exercise of vested options.

REPORT FROM THE COMPENSATION COMMITTEE

        Because the Company does not pay direct compensation to its officers, the Compensation Committee's primary duty is to administer the Company's Stock Option Plan. During 2001, the Compensation Committee granted stock options to the following officers and directors of the Company: Joel A. Damiani (28,000) and David S. DeVito (28,000). As to those options granted to the Compensation Committee, their grant was approved unanimously by the Board of Directors, including those members not on the Compensation Committee. The options were granted on December 13, 2001 and are exercisable in two equal annual installments starting 12 months after grant.

        The philosophy behind the Compensation's Committee's compensation program is to attract, retain and motivate skilled and talented executives, and align their compensation with the Company's performance. The Committee's objective has been to utilize equity-based compensation to provide appropriate incentives for the officers and directors to achieve the business objectives of the Company. The Committee believes that stock options are an important means to link the interests of officers and directors with shareholders and to encourage management to adopt a longer-term perspective. In determining the appropriate level of stock options, the Compensation Committee reviewed the option grants and other compensation levels established by similar real estate investment trusts.

        Section 162(m) of the International Revenue Code provides that compensation paid to a public company's chief executive officer and its four other highest paid executive officers in tax years 1994 and thereafter in excess of $1 million is not deductible unless such compensation is paid only upon the achievement of objective performance goals where certain procedural requirements have been satisfied. Alternatively, such compensation may be deferred until the executive is no longer a covered person under Section 162(m). Based on fiscal year 2001 compensation levels, no such limits on the deductibility of compensation applied to any officer of our Company.

                      The Compensation Committee

                      Peter G. Allen (Chairman)
                      John C. Argue
                      John A. Gavin
                      Carl C. Gregory, III

        The foregoing Compensation Committee report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission ("SEC") nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

REPORT FROM THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the committee reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. In performing its review, the committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgements and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

        The committee reviewed and discussed with the independent auditor, Deloitte & Touche LLP, its opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. Included in this discussion were the matters required by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended, by the Auditing

Standards Board of the American Institute of Certified Public Accountants, which included its judgment as to the propriety of the application of accounting principles by the Company.

        The committee received the written communications from the independent auditor regarding its independence from the Company as required by the Independence Standards Board's Standard No. 1, "Independence Discussions With Audit Committees", and discussed that matter with the independent auditor.

        The committee discussed with the Company's independent auditors the overall scope, plans and results of its audit. The committee met with the independent auditors, with and without management present, to discuss the results of its audit, its evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting process.

        Based on the above reviews and discussions, the committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                      The Audit Committee

                      John A. Gavin (Chairman)
                      Peter G. Allen
                      John C. Argue
                      Carl C. Gregory, III

        The foregoing Audit Committee report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specially incorporates it reference into such filing.

Total Return Comparison Since Commencement
of Operations (December 4, 1997)
Through December 31, 2001

        The following graph shows a comparison of total stockholder return for holders of our common stock from December 4, 1997 through December 31, 2001 compared with the S&P Composite 500 Stock Index and the Bloomberg Mortgage REIT Index. This graph is presented pursuant to SEC rules. The stock price information depicted in the following graph is not necessarily indicative of future performance. The graph provides the cumulative value of a $100 investment on December 4, 1997 plus the reinvestment of dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In addition to being Chairman and a director of the Company, Mr. Stern is Chairman and a director of the Manager. Mr. Barach, in addition to being President, Chief Executive Officer and a director of the Company is also a Group Managing Director of the Manager. Mr. Gundlach, the Vice Chairman and Chief Investment Officer of the Company, is also a Group Managing Director of the Manager. Mr. DeVito, in addition to being Controller and Chief Financial Officer of the Company, is a Managing Director and Chief Financial Officer of the Manager. Messrs. Damiani and Galligan, Senior Vice Presidents of the Company, are also Managing Directors of the Manager. Mr. Cahill, Secretary of the Company, is also General Counsel, Secretary and a Managing Director of the Manager.

        The Manager will receive annual base management compensation based on the Average Net Invested Capital of the Company, payable monthly in arrears, equal to 3/4 of 1% of Average Net Invested Capital. "Average Net Invested Capital" means the month end sum of (i) the Company's total shareholders' equity computed in accordance with generally accepted accounting principles, plus (ii) any unsecured debt approved for inclusion by the Unaffiliated Directors at issuance, plus or minus (iii) an adjustment to exclude the impact of any unrealized gains, losses or other items that do not affect realized net income. For the year ended December 31, 2001, the Manager received a base management fee of $471,000 from the Company.

        The Manager shall also be entitled to receive as incentive compensation for each fiscal quarter, an amount equal to 30% of the Net Income of the Company, before incentive compensation, in excess of the amount that would produce an annualized Return on Equity equal to the Ten-Year U.S. Treasury Rate plus 1%. The incentive compensation calculation and payment will be made quarterly in arrears. The term "Return on Equity" is calculated for any quarter by dividing the Company's Net Income for the quarter by its Average Net Worth for the quarter. For purposes of calculating the incentive compensation payable, the definition "Return on Equity" is not related to the actual distributions received by shareholders or to an individual investor's actual return on investment. For such calculations, the "Net Income" of the Company means the taxable income of the Company (including net capital gains, if any) before the Manager's incentive compensation, net operating loss deductions arising from losses in prior periods and deductions permitted by the Internal Revenue Code of 1986, as amended, in calculating taxable income for a REIT plus the effects of adjustments, if any, necessary to record hedging and interest transactions in accordance with generally accepted accounting principles. A deduction for all of the Company's interest expenses for borrowed funds is taken into account in calculating Net Income. "Average Net Worth" for any period means the arithmetic average of the sum of the gross proceeds from the offerings of its equity securities by the Company, before deducting any underwriting discounts and commissions and other expenses and costs relating to the offerings, plus the Company's retained earnings (without taking into account any losses incurred in prior periods) computed by taking the average of such values at the end of each month during such period, minus the cumulative amounts paid by the Company to repurchase its shares. For the Year Ended December 31, 2001 the Manager received $634,000 in incentive compensation.

ANNUAL REPORT

        This proxy statement is accompanied by the mailing of the Annual Report to Shareholders for the fiscal year ended December 31, 2001, which contains financial and other information about the activities of the Company.

        The Company will furnish to a shareholder, without charge, a copy of its most recent annual report to the Securities and Exchange Commission (Form 10-K) upon receipt of a written request to Investor Relations, Apex Mortgage Capital, Inc., 865 South Figueroa Street, Los Angeles, California 90017.

PROPOSALS OF SECURITY HOLDERS

        Notice is hereby given that any shareholder proposal intended to be presented at the Annual Meeting of Shareholders in 2003 must be received at the Company's principal office on or before December 31, 2002. Any shareholder proposed received after this date will be considered untimely. Shareholder proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the SEC.

                      By Order of the Board of Directors

                      Michael E. Cahill

Los Angeles, California
April 30, 2002

EXHIBIT A

APEX MORTGAGE CAPITAL, INC.

AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board to assist the Board in monitoring (i) the reasonableness of the financial statements of the Company, (ii) the compliance by the Company with regulatory requirements applicable to the financial statements, and (iii) the independence and performance of the Company's independent auditors.

The members of the Audit Committee shall consist of no fewer than three members, and shall meet the independence and experience requirements of the New York Stock Exchange.

The following functions shall be common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

The Audit Committee shall:

1.
Make periodic reports to the Board.

2.
Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

3.
Review with management and the independent auditors the annual audited financial statements to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission ("SEC") (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), including accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

4.
Review with management significant judgements made in connection with the preparation of the Company's financial statements.

5.
Review with management and the independent auditor, as a Committee, through the Committee Chairman or his designee, the Company's quarterly earnings prior to the release of quarterly financial results.

6.
With the Board, evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

7.
Review the range of estimated costs of audit and non-audit services performed by the independent auditor.

8.
Receive annual reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

9.
Discuss with the independent auditor the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61 (as amended by SAS No. 90) issued by the Auditing Standards Board, relating to the conduct of the audit.

10.
Recommend to the Board the appointment of the independent auditor, which firm is accountable to the Audit Committee and the Board

11.
Approve the Audit Committee report required by the rules of the SEC to be included in the Company's annual proxy statements.

12.
Meet at least annually with (i) the Company's Chief Financial Officer and (ii) the independent auditor in a separate executive session.

Although the Audit Committee has oversight responsibility and the authority set forth in this Charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management.

A-1

APEX MORTGAGE CAPITAL, INC.
PROXY

THIS PROXY IS SOLICATED ON BEHALF OF THE BOARD OF DIRECTORS
IN CONJUNCTION WITH THE 2002 ANNUAL MEETING OF SHAREHOLDERS

        The undersigned hereby appoints PHILIP A.BARACH and MARC I. STERN proxies with power to act without the other and with full power of substitution, and hereby authorizes them to represent and vote the shares of Common stock of Apex Mortgage Capital, Inc. held of record by the undersigned on April 30, 2002, as directed on the reverse side and, in their discretion, on all other matters which may properly come before the 2002 annual Meeting of Shareholders to be held on June 20, 2002, at 9:00 A.M. and at any adjournment or postponement thereof, as if the undersigned were present and voting at the meeting.

        Whether or not you expect to attend the meting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

Proposal No. 1: The Board of Directors recommends a vote "FOR" the election of each of the Nominees. Proxies received will be voted for each of the Nominees unless stockholders specify otherwise in the proxy. Any received proxy that does not withhold authority to vote for the election of any nominee shall be deemed tog rant such authority.
Proposal No. 2: The Board of Directors recommends A vote "FOR" this item. Proxies received will be voted For this item unless stockholders specify otherwise In the proxy.
In addition, proxies received will be voted in the Proxies' discretion on any other matters that may Properly come before the 2002 Annual Meeting.	APEX MORTGAGE CAPITAL, INC. P.O. BOX 11444 NEW YORK, N.Y. 10203-0444
Unless contrary instructions are given on the reverse, this Proxy shall be voted according to the recommendations of the Board of Directors.
(continued and to be dated and signed on the reverse side)

PROPOSAL NO. 1: ELECTION OF DIRECTORS		FOR all nominees listed below	☒	WITHHOLD AUTHORITY to vote for all nominees listed below	☒	*EXCEPTIONS	☒

Authority to elect the following three (3) named Nominees to the Board of Directors to hold office until the Annual Meeting of Stockholders in 2005 and until their respective successors are duly elected and qualified.
Nominees:	John C. Argue Carl C. Gregory, III Jeffrey E. Gundlach
(The Board of Directors recommends a vote FOR each of the Nominees.)
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions

PROPOSAL NO. 2:
APPOINTMENT OF INDEPENDENT ACCOUNTANTS	FOR	☒	AGAINST	☒	ABSTAIN	☒
(The Board of Directors recommends a vote FOR.)
The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the Proxy Statement.
I/WE PLAN TO ATTEND THE MEETING	☒	Change of Address and/or Comments Mark here	☒

Please print name(s) exactly as it/they appear of record in connection with those shares over which you have voting authority. Joint owners should each sign personally. Where applicable indicate your official position or representation capacity.
	Dated:		, 2002

Signature(s)
Print Name(s)
(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)	Votes must be indicated (x) in Black or Blue ink.		☒

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS JUNE 20, 2002
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2002
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2002
GENERAL INFORMATION
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: APPOINTMENT OF AUDITORS
OTHER BUSINESS
DIRECTORS AND EXECUTIVE OFFICERS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
Summary Compensation Table1
Stock Options Granted During Year Ended December 31, 2001
Aggregated Option Exercises in 2001 and December 31, 2001 Option Values
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT FROM THE COMPENSATION COMMITTEE
REPORT FROM THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
ANNUAL REPORT
PROPOSALS OF SECURITY HOLDERS
EXHIBIT A
AUDIT COMMITTEE CHARTER
APEX MORTGAGE CAPITAL, INC. PROXY